SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       Date of Report (Date of Earliest
                        Event Reported):  May 18, 1999



                     CHIQUITA BRANDS INTERNATIONAL, INC.
              (Exact Name of Registrant as Specified in Charter)




               New Jersey          1-1550          04-1923360
             (State or Other     (Commission      (IRS Employer
             Jurisdiction of     File Number)   Identification No.)
             Incorporation)


             250 East Fifth Street, Cincinnati, Ohio 45202
                   (Address of Principal Executive Offices)


             Registrant's telephone number, including area code:
                                (513) 784-8000





                   INFORMATION TO BE INCLUDED IN THE REPORT


  Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.


  ITEM 5.     OTHER EVENTS.

        The Company is making this filing in order to place the information contained herein on file with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Reference is made to the Company s May 18, 1999 News Release relating to expectations for second quarter 1999 financial results, attached as Exhibit 7(c)99.1.


  ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

        (a)   Financial Statements of Businesses Acquired

              Not Applicable

        (b)   Pro Forma Financial Information

              Not Applicable

        (c)   Exhibits

              99.1  News Release of the Company issued May 18, 1999.





                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  Date: May 18, 1999                  CHIQUITA BRANDS INTERNATIONAL, INC.

                                      By:   /s/William A. Tsacalis
                                      ----------------------------------
                                            William A. Tsacalis
                                            Vice President and Controller